UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 17, 2010

DUANE READE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-122206-05 (Commission File Number)	05-0599589 (IRS Employer Identification No.)

440 NINTH AVENUE NEW YORK, NY (Address of principal executive offices)	10001 (Zip Code)

Registrant’s telephone number, including area code: (212) 273-5700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

General

On February 17, 2010, Duane Reade Holdings, Inc., a Delaware corporation (the “Company”), together with Duane Reade Shareholders, LLC, a Delaware limited liability company and an affiliate of Oak Hill Capital Partners, L.P. (“DRS Seller”), and certain other sellers party thereto (together with DRS Seller, the “Sellers”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Walgreen Co., an Illinois corporation (“Buyer”).

The Transactions

Pursuant to the Securities Purchase Agreement, upon the terms and subject to the conditions thereof:

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at the Closing (as defined below), Buyer will purchase from the Sellers all of the issued and outstanding shares of (i) Series A Redeemable Preferred Stock, par value $0.01 per share, (ii) Series B Redeemable Preferred Stock, par value $0.01 per share and (iii) common stock, par value $0.01 per share (collectively, the “Shares”) of the Company; and

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immediately prior to the Closing, the Company will cause to be cancelled all outstanding (i) options to purchase Company common stock held by any current or former director or employee of the Company or any subsidiary of the Company, (ii) warrants to purchase Company common stock and (iii) awards of phantom shares granted under the Company’s Phantom Stock Plan.

As a result of the foregoing transactions, Buyer is expected to own 100% of the Shares of the Company.

Purchase Price

In consideration for the sale of the Shares to Buyer and the cancellation of the Company options, warrants and phantom shares (together with the other transactions contemplated by the Securities Purchase Agreement, the “Transactions”), concurrent with the consummation of the Transactions (the “Closing”), Buyer will pay an aggregate amount in cash equal to $1,075,000,000 (the “Purchase Price”). The Purchase Price will be (i) reduced by (a) the principal amount of indebtedness of the Company and its subsidiaries outstanding as of the Closing, together with interest accrued thereon and (b) the amount of transaction expenses of the Company (whether incurred on its own behalf or on behalf of any Seller) that are unpaid as of the Closing and (ii) increased by (a) the amount of interest accrued on certain series of notes of the Company and its subsidiaries after February 1, 2010, up to $6,700,000, and (b) the amount of cash of the Company or its subsidiaries as of the

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Closing. The Purchase Price is also subject to adjustment based on the relative level of working capital of the Company and its subsidiaries as of the Closing compared to an agreed upon target amount.

At the Closing, Buyer will hold back an amount equal to $7,500,000 to secure the obligations of the Sellers for certain adjustments to the Purchase Price (if any) after the Closing, including with respect to the reconciliation of estimated and actual amounts of working capital of the Company’s business, cash of the Company or its subsidiaries, certain indebtedness of the Company and its subsidiaries and interest accrued on certain series of notes of the Company and its subsidiaries, in each case, as of the Closing.

Representations and Warranties

The Securities Purchase Agreement contains customary representations and warranties made by the Company, the Sellers and Buyer as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Securities Purchase Agreement and may be subject to important qualifications and limitations agreed to by the Company, the Sellers and Buyer in connection with the negotiated terms. Moreover, some of these representations and warranties may be subject to a contractual standard of materiality, including Company Material Adverse Effect (as described below), or knowledge of the Company or may have been used for purposes of allocating risk among the Company, the Sellers and Buyer rather than establishing matters as facts. Under the Securities Purchase Agreement, a “Company Material Adverse Effect” means, subject to certain customary exceptions, any fact, circumstance, condition, occurrence, event, development or change that has had or would reasonably be expected to (i) have a material adverse effect on or with respect to the business, assets, liabilities, results of operations or financial condition of the Company and its subsidiaries taken as a whole or (ii) impair in any material respect the ability of the Company and the Sellers to perform their obligations under the Securities Purchase Agreement or to consummate the Transactions. Investors are not third-party beneficiaries under the Securities Purchase Agreement and should not rely on the following descriptions of representations and warranties as characterizations of the actual state of facts of the Company, the Sellers, Buyer or any of their respective subsidiaries or affiliates.

The representations and warranties made by the Company to Buyer include representations and warranties relating to, among other things:

•	due organization, power and standing, and other corporate matters;
•	capital structure;
•	subsidiaries and equity interests;
•	the authorization, execution, delivery and enforceability of the Securities Purchase Agreement;
•	consents and approvals of regulatory agencies and other third parties required in connection with entry into the Securities Purchase Agreement and consummating the Transactions;

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the absence of conflicts with, violations of or defaults under any law, organizational documents or contracts as a result of entering into the Securities Purchase Agreement or consummating the Transactions;

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the accuracy and completeness of the information contained in the reports and financial statements that the Company files with the Securities and Exchange Commission (the “SEC”) and the compliance of the Company’s SEC filings with the requirements of applicable law;

•	the absence of undisclosed liabilities;
•	the conduct of the business of the Company and its subsidiaries, and the absence of a Company Material Adverse Effect, in each case, since September 26, 2009;
•	real estate matters;
•	material contracts;
•	litigation;
•	regulatory compliance with respect to health law;
•	affiliate transactions;
•	compliance with law and possession of permits;
•	taxes;
•	employee matters;
•	inventories and suppliers;
•	intellectual property matters;
•	insurance;
•	compliance with environmental law; and
•	the absence of undisclosed brokers’ and finders’ fees.

The Securities Purchase Agreement contains representations and warranties of each Seller, including, among others, with respect to the following matters:

•	title to the Shares and the Company warrants and phantom shares;
•	the authorization, execution, delivery and enforceability of the Securities Purchase Agreement;
•	the absence of conflicts with, violations of or defaults under any law or organizational documents as a result of entering into the Securities Purchase Agreement or consummating the Transactions;
•	the entitlement of DRS Seller to exercise its drag-along right under the Stockholders Agreement (as defined below); and
•	the due and valid authorization of execution of power of attorney conferred on DRS Seller to act as the Sellers’ representative (as described below).

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The Securities Purchase Agreement contains representations and warranties of Buyer, including, among others, with respect to the following matters:

•	due organization, power and standing, and other corporate matters;
•	the authorization, execution, delivery and enforceability of the Securities Purchase Agreement;
•	consents and approvals of regulatory agencies or other third parties;
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the absence of conflicts with, violations of or defaults under any law, organizational documents or contracts as a result of entering into the Securities Purchase Agreement or consummating the Transactions; and

•	the adequacy of financial resources to consummate the Transactions.

Covenants

The Securities Purchase Agreements contains customary covenants of the Company, the Sellers and Buyer, which were agreed to solely for the benefit of the parties to the Securities Purchase Agreement. Investors are not third-party beneficiaries under the Securities Purchase Agreement and should not rely on the following descriptions of covenants as characterizations of the actual state of facts of the Company, the Sellers, Buyer or any of their respective subsidiaries or affiliates.

Covenants – Interim Covenants

From the date of the Securities Purchase Agreement until the Closing, the Company is obligated to, and to cause its subsidiaries to, except (i) as required by law, (ii) for actions taken at the request of Buyer or (iii) as permitted by the Securities Purchase Agreement or with the prior written consent of Buyer (not to be unreasonably withheld):

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use reasonable best efforts to (a) carry on the business of the Company and its subsidiaries in the ordinary course consistent with past practices of the Company and its subsidiaries, (b) maintain and preserve intact their business organization and business relationships, (c) retain the services of their present employees and (d) maintain their rights, franchises, goodwill and relations with their clients, customers, landlords, suppliers and others with whom they do business; and

•	undertake capital expenditures substantially in accordance with a specified budget.

In addition, from the date of the Securities Purchase Agreement until the Closing, the Company is obligated to, and to cause its subsidiaries to, not do any of the following except (i) as required by law, (ii) for actions taken at the request of Buyer or (iii) as permitted by the Securities Purchase Agreement or with the prior written consent of Buyer (not to be unreasonably withheld):

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•	amend or restate any organizational documents of the Company or any of its subsidiaries;
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subject to certain exceptions, make any distribution or declare, pay or set aside any dividend with respect to, or split, combine, redeem, or reclassify, any equity interests of the Company or any of its subsidiaries;

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subject to certain exceptions, authorize for issuance, issue, sell or deliver (a) any equity interest in the Company or any of its subsidiaries or (b) any security convertible into, exchangeable for or evidencing the right to subscribe for or acquire either (x) any equity interests in the Company or any of its subsidiaries or (y) any securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire, any equity interest in, the Company or any of its subsidiaries;

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sell, transfer, assign, convey, lease, license, mortgage, pledge or otherwise subject to any lien (other than certain specified permitted liens) any of the Company’s properties or assets, subject to customary exceptions such as the sale of inventory in the ordinary course of business consistent with past practice;

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subject to certain exceptions, incur, assume or guarantee any indebtedness except for borrowings under the existing credit facility or any such indebtedness that can be repaid in less than 90 days, or amend or waive any claims under the terms relating to any indebtedness;

•	change any financial accounting principle, method or practice, other than changes required by GAAP or law, or make any significant changes in any of the Company’s internal controls;
•	subject to certain exceptions, hire or terminate the employment of any officer of the Company or make certain specified changes in compensation or benefits;
•	except as required by law, establish, renew, adopt, enter into, amend or terminate any collective bargaining agreement;
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terminate, modify or amend in any material respect, or waive or assign any material right under, any material contract, in each case, in a manner adverse to the Company, or enter into any contract that if in existence as of the date of the Securities Purchase Agreement would be a material contract;

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acquire any business, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions having an aggregate value in excess of a specified amount other than purchases of supplies or inventory in the ordinary course of business consistent with past practice;

•	subject to certain exceptions, make or incur any capital expenditure other than substantially in accordance with a specified budget;

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make, change or revoke any tax election, change any of its methods of reporting income or deductions for tax purposes, settle or compromise any tax liability or any tax audit, enter into a “closing agreement,” file an amended tax return or a claim for refund of taxes of or with respect to the Company or any of its subsidiaries, except for any such action that would not have an adverse effect on Buyer (including, following the Closing, the Company and its subsidiaries) that is material;

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(a) compromise or settle any legal proceeding, other than settlements or agreements not in excess of a specified amount in the aggregate, in each case, without the imposition of material equitable relief on, or the admission of wrongdoing by, the Company or any of its subsidiaries or (b) waive any rights that are material to the Company and its subsidiaries, taken as a whole or to the business and operations of the Company and its subsidiaries as currently conducted;

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conduct its cash management customs and practices and other working capital policies (including the collection of receivables and payment of payables) other than in the ordinary course of business consistent with past practice;

•	create or suffer any lien (other than certain specified permitted liens in the ordinary course of business) on the leased real property of the Company and its subsidiaries;
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other than in the ordinary course of business consistent with past practice and with notice to Buyer, amend, modify or grant any material waiver or consent under any existing real property lease in a manner adverse to the Company;

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modify or amend any existing real property lease, except to exercise a renewal option under any existing real property lease in accordance with its terms, provided, that to the extent not prohibited by law, the Company is obligated to consult with Buyer in advance of and with respect to all upcoming real property lease renewals;

•	other than in the ordinary course of business after, to the extent permitted by law, prior consultation with Buyer, enter into any new real property lease;
•	enter into any new line of business outside of the business and operations of the Company and its subsidiaries as currently conducted; or
•	enter into any contract or letter of intent with respect to, or otherwise commit or agree, whether or not in writing, to do any of the foregoing.

Covenants – Efforts to Complete the Transactions

Under the Securities Purchase Agreement, each of the parties to the Securities Purchase Agreement is obligated to use reasonable best efforts to, among other things:

•	take, or cause to be taken, all actions to assist and cooperate with the other parties in doing all things necessary, proper or advisable to consummate the Transactions as promptly as practicable;

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•	facilitate obtaining any final order approving the Transactions and to remove any impediment to the consummation of the Transactions;
•	furnish all information in connection with the approvals or filings with any governmental authority;
•	advise each other of any material communication received from any governmental authority regarding any of the Transactions; and
•	to make an appropriate filing and subsequent submissions pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”).

Under the Securities Purchase Agreement, Buyer is obligated to use reasonable best efforts to, among other things:

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obtain any consent, authorization, order or approval of, or any exemption by, and to remove any impediment imposed by any governmental authority to allow the consummation of the Transactions as soon as reasonably practicable after the date of the Securities Purchase Agreement;

•	secure the expiration or termination of any applicable waiting period under the HSR Act; and
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resolve any objections asserted with respect to the Transactions under any antitrust law and to prevent the entry of any order and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that would prohibit or delay the Closing;

provided, that Buyer and the Company are not required to become subject to or take any action if such action would be reasonably likely to result in, individually or in the aggregate, a Company Material Adverse Effect (where any such action with respect to the assets and businesses of Buyer (or a combination of assets and businesses of Buyer and the Company) will be deemed to result in a Company Material Adverse Effect for purposes of this covenant if such action with respect to a comparable amount of assets or businesses of the Company and its subsidiaries would be reasonably likely, in the aggregate, to have a Company Material Adverse Effect).

Covenants – Treatment of Certain Indebtedness

Upon Buyer’s request, the Company is obligated to use reasonable best efforts to (i) commence one or more offers to purchase the outstanding aggregate principal amount of any series of notes issued by the Company or any of its subsidiaries on the terms and conditions specified by Buyer, (ii) take any other actions reasonably requested by Buyer to facilitate any other approach chosen by Buyer for the repayment, repurchase, redemption, amendment or treatment of the indebtedness of the Company or its subsidiaries so long as it does not unreasonably interfere with their operations and (iii) effect the termination of commitments and the repayment of outstanding obligations under, and the release of all liens in connection with, the Company’s asset-based revolving loan facility as of the Closing.

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Other Covenants

The parties to the Securities Purchase Agreement have agreed to other customary covenants with respect to certain matters from the signing of the Securities Purchase Agreement to the Closing, including, among others, covenants of:

•	the Company to make certain information available to Buyer and its representatives;
•	the Company and the Sellers not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company or its securities; and
•	the Company to obtain certain third party consents.

The parties to the Securities Purchase Agreement have also agreed to customary covenants with respect to certain matters from and after the Closing, including among others, covenants of:

•	Buyer to provide certain compensation and employee benefits to certain employees of the Company and its subsidiaries;
•	the Sellers to maintain the confidentiality of certain confidential information;
•	the Sellers, subject to certain exceptions, to not engage in specified activities competitive with the business of Buyer for a period of up to two years following the Closing; and
•	Buyer and the Company with respect to the provision of directors’ and officers’ indemnification and insurance.

Conditions to Closing

Under the Securities Purchase Agreement, the obligations of each party to consummate the Transactions are subject to the satisfaction or waiver on or prior to the Closing date of the following conditions:

•	the expiration or termination of applicable waiting periods under the HSR Act; and
•	the absence of any order, injunction, judgment, decree or law prohibiting the Closing.

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The obligations of Buyer to consummate the Transactions are further subject to the satisfaction or waiver on or prior to the Closing date of the following conditions:

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the accuracy in all respects of the representations and warranties of (i) the Company with respect to (a) capital structure, except to the extent the failure of such representation to be accurate in all respects would result in no more than a de minimis loss to Buyer or that is indemnified pursuant to the Securities Purchase Agreement, (b) the authorization, execution, delivery and enforceability of the Securities Purchase Agreement and (c) the absence of undisclosed brokers’ and finders’ fees; and (ii) the Sellers with respect to (a) title to the Shares and the Company warrants and phantom shares, (b) the authorization, execution, delivery and enforceability of the Securities Purchase Agreement, (c) the absence of conflicts with, violations of or defaults under any law, organizational documents or contracts as a result of entering into the Securities Purchase Agreement or consummating the Transactions, (d) the entitlement of DRS Seller to exercise its drag-along right under the Stockholders Agreement (as defined below) and (e) due and valid authorization of execution of power of attorney conferred on DRS Seller to act as the Sellers’ representative (as described below);

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the accuracy in all respects of the remaining representations and warranties of the Company (read without any materiality or Company Materiality Adverse Effect qualifications), except where the failure of any such representation or warranty to be so accurate would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect;

•	the performance in all material respects by the Company and the Sellers of their respective obligations under the Securities Purchase Agreement;
•	no Company Material Adverse Effect having occurred since the date of the Securities Purchase Agreement;
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the termination of the Company’s asset-based revolving loan facility, and subject to certain exceptions, the receipt of customary payoff letters from the Company with respect to specified outstanding indebtedness of the Company or any of its subsidiaries;

•	the delivery of an officer’s certificate by each of the Company and DRS Seller to Buyer, among other documents to be delivered to Buyer at or prior to Closing; and
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after giving effect to the Closing, ownership by Buyer of more than 90% of the then-outstanding Shares on a fully-diluted basis (excluding shares of Company common stock issuable upon the exercise of Company options that are canceled as of the Closing or Company warrants).

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Under the Securities Purchase Agreement, DRS Seller is obligated to use reasonable best efforts to exercise its right under that certain Stockholders and Registration Rights Agreement (the “Stockholders Agreement”), dated as of July 30, 2004, by and among the Company, DRS Seller and certain members of the management of the Company in order to compel certain holders of the Shares and Company phantom shares to sign a joinder to the Securities Purchase Agreement and transfer their Shares and Company phantom shares, as applicable, to Buyer pursuant to the Securities Purchase Agreement.

The obligations of the Company and the Sellers to consummate the Transactions are further subject to the satisfaction or waiver on or prior to the Closing date of the following conditions:

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the accuracy in all respects of the representations and warranties of Buyer with respect to (i) the authorization, execution, delivery and enforceability of the Securities Purchase Agreement and (ii) the adequacy of financial resources to consummate the Transactions;

•	the accuracy in all material respects of the remaining representations and warranties of Buyer read without any materiality qualifications;
•	the performance in all material respects by Buyer of its obligations under the Securities Purchase Agreement;
•	the delivery of an officer’s certificate by Buyer to the Sellers, among other documents to be delivered to the Sellers at or prior to Closing;
•	payment to the Company of amounts in respect of indebtedness of the Company and its subsidiaries required to be repaid at the Closing; and
•	the delivery of the Purchase Price to DRS Seller, subject to adjustment as described above.

Termination

The Securities Purchase Agreement contains certain customary termination rights for the Company and the Sellers, on the one hand, and Buyer, on the other hand, as the case may be, applicable upon:

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a breach by the other party or parties that is not or cannot be cured within 20 business days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Securities Purchase Agreement; or

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August 17, 2010, if the Transactions have not been consummated by such date, subject to extension by the Company or Buyer to November 17, 2010, if all conditions to closing have been satisfied by August 17, 2010, other than the conditions relating to the absence of any order or injunction prohibiting the consummation of the Transactions or the expiration or termination of the waiting period under the HSR Act.

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The Securities Purchase Agreement can also be terminated (i) by the written consent of DRS Seller and Buyer or (ii) by DRS Seller or by Buyer if either a mutual condition or a condition for the benefit of such party is incapable of being satisfied by the outside date noted above.

                 Upon termination of the Securities Purchase Agreement in accordance with the terms thereof, the Securities Purchase Agreement will become void and of no further force and effect, except for certain specified covenants, including, among others, those relating to (i) the maintenance of confidentiality and (ii) certain reimbursement and indemnification obligations of Buyer relating to the treatment of certain indebtedness. No parties to the Securities Purchase Agreement will have any liability in the event of a termination of the Securities Purchase Agreement, except as contemplated in the foregoing sentence or to the extent such termination results from the willful breach by such party of any of its obligations under the Securities Purchase Agreement.

Indemnification

From and after the Closing, the Sellers will indemnify Buyer and certain other parties with respect to breaches of certain representations, warranties and covenants and certain other specified matters. The Securities Purchase Agreement also contains customary tax indemnification provisions. The indemnification obligations of the Sellers expire upon specified dates and are subject to other customary limitations.

Appointment of DRS Seller as the Sellers’ Representative

Under the Securities Purchase Agreement, DRS Seller has been appointed to act as the sole representative on behalf of the Sellers in connection with the Securities Purchase Agreement and the consummation of the Transactions.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the entering into of the Securities Purchase Agreement, the Company and DRS Seller entered into acquisition award agreements with each of the Company’s senior executive officers (including the Company’s named executive officers). Pursuant to such agreements, the Company and DRS Seller agreed to make the following payments:

Subject to the Closing and continued employment with the Company through the Closing, each senior executive officer will be entitled to receive a lump sum cash payment (each, a “Special Closing Payment”). The cash payment will be reduced by any amounts the senior executive officer receives in respect of his outstanding Company stock options in connection with the Transactions and any other payments he receives that are contingent upon the Closing, including any previously granted transaction bonus award.

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The following table lists the maximum Special Closing Payments available for each of the Company’s named executive officers:

Named Executive Officer	Maximum Special Closing Payment
John A. Lederer	$4,441,000
John K. Henry	$892,500
Charles R. Newsom	$748,000
Vincent A. Scarfone	$561,000

In addition, subject to the Closing and continued employment with the Company through the Closing, each senior executive officer will be eligible to receive a percentage of a bonus pool not to exceed $2,500,000 in the aggregate (each, a “Contingent Payment”) that will be paid by DRS Seller. The amount of the aggregate bonus pool will be determined by the persons who were the members of the Compensation Committee of the Company on February 17, 2010 (the “Compensation Committee”), in their sole discretion, based on (i) the achievement of the Company’s financial budget for the 2010 fiscal year during the period from the beginning of the 2010 fiscal year through the Closing, (ii) successful resolution of certain matters in a manner satisfactory to the Compensation Committee and (iii) no indemnification being required under the Securities Purchase Agreement, as determined by the Compensation Committee.

The following table lists the percentages of the Contingent Payment pool available for each of the Company’s named executive officers:

Named Executive Officer	Contingent Payment Pool Percentage
John A. Lederer	34.60%
John K. Henry	10.50%
Charles R. Newsom	8.80%
Vincent A. Scarfone	6.60%

To the extent that any portion of any of the Special Closing Payments or the Contingent Payments would be “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) (any such portions, the “Potential Parachute Payments”), then payment of the Potential Parachute Payments will be subject to, and conditioned upon, approval of the relevant Special Closing Payments and Contingent Payments by the stockholders of the Company obtained in accordance with the requirements of the Code and the applicable Treasury Regulations promulgated thereunder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 23, 2010

DUANE READE HOLDINGS, INC.
By:	/s/ John K. Henry
Name:	John K. Henry
Title:	Senior Vice President and Chief Financial Officer